Exhibit 31.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT

     I, Mark E. Yardley, President and Chief Executive Officer of Federal Home Loan Bank of Topeka (the “registrant”), certify that:

1. I have reviewed this amendment to the 2022 Annual Report of the registrant on Form 10-K/A; and
2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Dated: June 1, 2023

By: /s/ Mark E. Yardley
Mark E. Yardley
President and Chief Executive Officer